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                                                                    EXHIBIT 99.1

                                  QUOVADX, INC.
                              EXECUTIVE MANAGEMENT
                    2005 ANNUAL BONUS INCENTIVE PLAN DOCUMENT
           As Amended by the Compensation Committee on March 24, 2005


1.       PURPOSE

          The purpose of this Plan is to improve the return to the Company's stakeholders by giving incentives to key employees of the Company to superior performance, and by attracting and retaining in the employ of the Company, people of outstanding experience and ability. Quantitative and qualitative objectives, i.e., standards of performance, are set at such a level as to require the employees to excel in attaining them. For these ends, the Plan provides a means of rewarding those who contribute through their individual performance to the objectives of the Company.

2.       DEFINITIONS

         Unless the context otherwise requires, the words which follow shall have the following meaning:

         PLAN -- This Annual Incentive Plan for Key Employees and Management.

         DIVISION -- An organizational unit, i.e., business product units.

         BOARD -- Board of Directors of the Company.

         CEO -- Chief Executive Officer of the Company

         CORPORATE -- The organizational unit of the Company that is responsible for all divisions of the Company.

         COMPANY -- Quovadx, Inc.

         PLAN YEAR -- The fiscal year of the Company.

         INCENTIVE COMPENSATION FUND -- The total amount accrued during the Plan Year from which bonuses may be awarded to Participants.

         PARTICIPANT -- A person selected in accordance with Paragraph 4 of the Plan to receive a cash bonus in accordance with this Plan.

         TARGET -- Goal in meeting 100% of quantitative and qualitative objectives.

         EMPLOYEE -- Full-time employee employed by the Company.

         COMPENSATION COMMITTEE OF THE BOARD (CCB) -- Committee appointed by the Board to administer compensation plans of the Company.

3.       ADMINISTRATION AND INTERPRETATION OF THE PLAN

         The CCB shall have the power to, (i) approve eligible Participants,
         (ii) recommend for approval payments under the Plan, (iii) establish the amount of the Incentive Compensation Funds, (iv) interpret the Plan, (v) adopt, amend and rescind rules and regulations relating to the Plan, (vi) delegate administrative management as appropriate, and
         (vii) make all other determinations and take all other actions necessary or desirable for the Plan's administration. The CCB approves and reports the final results to the Board as appropriate.

         The decision of the CCB on any question concerning the interpretation and administration of the Plan shall be final and conclusive. The CCB's determinations may differ in the CCB's sole discretion between


                   2005 EXECUTIVE INCENTIVE PLAN - PAGE 1 OF 5

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         different Participants, irrespective of whether they are similarly situated. Nothing in the Plan shall give any employee his/her legal representative or assigns, any right to a bonus or otherwise to participate in the Plan or share in the Incentive Compensation Fund except as the CCB may determine after the conclusion of the Plan Year.

4.       ELIGIBLE PARTICIPANTS

         Participants will be those persons who are recommended to the CCB by the CEO as being in the position to have a significant impact directly or indirectly on profits and Company performance, and are approved by the CCB to receive a cash bonus under the Plan.

         Except as the CCB may otherwise determine, Participants for any Plan Year must serve as a key executive employee of the Company. Participants for any Plan Year must be active employees of the Company when the actual bonus payment is made for that said Plan Year.

         The CCB may decide to award a prorated bonus to a Participant who is newly hired or transferred from one organization within the Company to another during a Plan Year, based on each organization's results. Prorated bonuses may also be awarded to persons who retire under a retirement plan of the Company during a Plan Year and to the estates of persons who die during a Plan Year.

5.       INCENTIVE COMPENSATION FUND ACCRUAL

         An amount representing the Incentive Compensation Fund will be accrued by the Company during each Plan Year on the basis of the Company's performance related to the annual operating plan with adjustments made with additions or changes of participations in this plan.

6.       MEASUREMENT CRITERIA

         Awards paid from this Plan to designated Participants are paid through a formula percentage of individual performance and/or overall performance of the Company.

         Participants recommended by the CEO, and approved by the CCB, will fall into payment under this plan based on targeted goals as stated in Schedule A attached herein.

7.       DETERMINATION OF INCENTIVE COMPENSATION AWARDS

         Company results and assessments of individual accomplishment of qualitative initiatives are the basis on which awards will be made to Participants. Quantitative and qualitative initiatives will have weightings as appropriate in setting "target" awards. Form #HR 012 (Performance Initiatives Plan) and Form # HR 013 (Description of Individual Initiatives) will be used to establish and approve initiatives. The quantitative objectives approved by the CCB will be used in determining the proportion of the award to be governed by Company or Division performance, and the qualitative initiatives will be used in determining the proportion to be governed by individual performance. Company, Division, and individual performance initiatives shall be established as early in the Plan Year as practical.

         The following procedure will be used in making sound and fair appraisals of individual performance:

         A. At the beginning of the Plan Year, each person eligible to be a Participant and his/her supervisor will mutually establish individual performance initiatives. These initiatives must be specific and measurable, and committed to writing. Once approved by their CEO, copies must be sent to Human Resources. Written copies of agreed to objectives for all Participants, along with the Notification Form (HR 014), will be forwarded to the Human Resources office.

         B If during the year initiatives are modified, deleted, or added, an amended list of objectives should be prepared, agreed, approved and forwarded to Human Resources. Only upon proper approval and notification by Human Resources will the amendment be approved.


                   2005 EXECUTIVE INCENTIVE PLAN - PAGE 2 OF 5

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         C.       At the end of the Plan Year, eligible Participants and their superiors will be asked to assess the degree to which the stated performance objectives were achieved. These assessments will be combined with Company and Division/Corporate performance and translated into bonus awards to be recommended for approval to the CCB. The CCB reserves the authority to exercise its judgment and approve justifiable exceptions to award levels determined solely by strict application of weightings and calculations under plan provisions.

         In no event shall the sum of bonuses awarded to all Participants exceed the amount accrued during the Plan Year in the Incentive Compensation Fund, unless by approval of the Board, an additional amount is funded to cover additional amounts for qualitative awards.

8.       PAYMENT OF INCENTIVE COMPENSATION AWARDS

         Bonuses awarded under this Plan will be paid within 10 weeks after the end of the Plan Year, or deferred in whole or in part based on a written request for deferral submitted by the Participant and approved by the Company for those who may be eligible for such deferred plan, if any. Eligible Participants must be employed by the Company at the time of payment to receive any award benefits of this Plan.

         Any amounts paid as incentive compensation under this Plan shall be considered as compensation to the Participant for the purpose of Company's retirement plan, if any, and such deferred compensation programs unless and to the extent that such compensation is expressly excluded by the provisions of the retirement plan or the instructions establishing such programs, but such amounts shall not be considered as compensation for purposes of any other incentive or other benefits unless the written instrument establishing such other plan or benefits expressly includes compensation paid under this Plan.

         Executives have established measurement criteria as stated in Schedule
         A. If achievement is below 85% of this criteria there will be no payout under this plan.

         Bonus Payments will be calculated by the formula listed below:

                  TARGET ACHIEVEMENT                     BONUS CALCULATION
                          84% (or below)                          0%
                          85% (Threshold)                        20%
                          90%                                    50%
                         100%                                   100%
                         110%                                   110%
                         120%                                   120%
                         130%                                   130%
                         140%                                   140%
                         150%                                   150%


9.       TRUST ARRANGEMENT TRUST AGREEMENT

         All benefits under the Plan shall be paid by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company; PROVIDED, HOWEVER, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

10.      NON-ASSIGNABILITY

         No bonus awarded under this Plan nor any right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void and shall not be recognized or given effect by the Company.

                   2005 EXECUTIVE INCENTIVE PLAN - PAGE 3 OF 5

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11.      PAYMENT TO PARTICIPANTS

         Participants awarded payments under this plan must be employed by the Company on the day payment for this Bonus Plan is paid to the individual. If the person is not an employee of the Company on date of payment, then all perceived, calculated and/or otherwise communicated payment will not be paid and will be considered null and void.

12.      NO RIGHT TO EMPLOYMENT

         Nothing in the Plan, or in any notice of award pursuant to the Plan, shall confer upon any person the right to continue in the employment of the Company, nor affect the Company's right to terminate the employment of any person.

13.      ANNUAL REVIEW OF PLAN

         Each year the CCB will review and recommend modifications of the criteria and/or target and maximum award percentages. Each Participant will be furnished with a copy of the foregoing provisions of the Plan.


APPROVAL:
                             /s/ J. Andrew Cowherd
                             ------------------------------------------------
                             Chairman,
                             Compensation Committee of the Board of Directors Quovadx, Inc.

                             February 10, 2005
                             ------------------------------------------------
                             Date

                                          March 24, 2005
                             ------------------------------------------------
                               As Amended Date


Schedule A                   Year 2005 Participants & Performance Criteria


                   2005 EXECUTIVE INCENTIVE PLAN - PAGE 4 OF 5
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                                  QUOVADX, INC.
                              EXECUTIVE MANAGEMENT
                        2005 ANNUAL BONUS INCENTIVE PLAN

                SCHEDULE A - PARTICIPANTS & PERFORMANCE CRITERIA

PARTICIPANTS:
Harvey A. Wagner      President and Chief Executive Officer
Melvin L. Keating     Executive Vice President, Chief Financial Officer and Treasurer
Afshin Cangarlu       President -- Integration Solutions Division
Cory Isaacson         President -- Rogue Wave Software Division
Thomas H. Zajac       President -- CareScience Division
Mark S. Rangell       Executive Vice President of Marketing and Corporate Services
Linda K. Wackwitz     Executive Vice President, Chief Legal Officer and Secretary
Ronald A. Paulus      Chief Healthcare Officer

PERFORMANCE CRITERIA:

         Bonuses for these participants are calculated on a percentage of 30% to 50% of their base salary based on attainment of planned levels of revenue, profit and operating expense achievement, using the following criteria:

President & CEO                                 Paid at 100% on Company Performance:
EVP, CFO, Treasurer                             o  Fiscal Year targeted Revenue, and
                                                   will carry a weight factor for
                                                   payment of 30% of the total Company
                                                   Performance payment
                                                o  Fiscal Year targeted Net Income/Loss,
                                                   and will carry a weight factor for
                                                   payment of 70% of the total Company
                                                   Performance payment


Division President                              Paid 25% on Individual Performance and 75%
                                                on Company and Division Performance.  The
                                                Division Performance will be based on achievement
                                                of specific Division targeted criteria:
                                                o Division Performance portion (80% of total factor)
                                                  Fiscal Year targeted Division operating income
                                                  contribution before corporate allocation
                                                o Company Performance portion (20% of total factor)
                                                  as per targeted criteria stated above for corporate
                                                  executives

EVP Corporate                                   Paid 25% on Individual Performance and 75% on Company
                                                and Division Performance, with the 75% allocated 25%
                                                on Company Performance and 25% on each of the three Division's
                                                Performance

Chief                                           Healthcare Officer Paid 25% on Individual Performance and 75%
                                                on Company and Division Performance, with the 75%
                                                allocated 33.3% on Company Performance and 33.3% on each of
                                                Integration Solutions and Care Science Division Performance